Exhibit 99.1

Cycurion Continues Expansion in Public Health Sector with New Multi-Year Awards Totaling Approximately $1.35 Million in Annual Recurring Revenue

MCLEAN, Va., March 25, 2026 (GLOBE NEWSWIRE) -- Cycurion, Inc. (Nasdaq: CYCU) (“Cycurion” or the “Company”), a trusted leader in IT cybersecurity and AI-driven solutions, today announced continued momentum in the public health domain with two new contract awards. These awards are expected to generate approximately $1.35 million in combined revenue in 2026, including $1.165 million in new annual recurring revenue (“ARR”).

The awards include a multi-year engagement with a large healthcare government agency and an expanded relationship with the National Association of County and City Health Officials (NACCHO). The scope of work focuses on implementing and supporting a secure, cloud-based public health system, incorporating advanced cybersecurity, enterprise resiliency, and cloud infrastructure capabilities.

“These strategic wins in public health, combined with our ongoing expansion into public safety, demonstrate our continued leadership in delivering secure, resilient technology solutions to critical government sectors at a time when protecting community infrastructure has never been more important,” said Kevin Kelly, Chairman and CEO of Cycurion. “We remain focused on driving profitable growth while building predictable, high-margin recurring revenue.”

The agency award represents an initial one-year task order under a potential 10-year framework, with an estimated ARR of $1.165 million. The NACCHO award is expected to contribute an additional $185,000 this year. Together, these wins build on Cycurion’s established presence in public health, including its Diamond Affiliate Partner status with NACCHO, while enhancing ARR and further expanding contracted backlog in the public health vertical.

“Public health agencies rely on secure, cloud-based systems to deliver essential services every day — and we’re proud to help ensure those systems are protected and resilient against evolving threats,” added Kelly. “These awards highlight our ability to execute complex implementations that directly support mission success and community well-being.”

About Cycurion, Inc.

Based in McLean, Virginia, Cycurion (NASDAQ: CYCU) is a forward-thinking provider of IT cybersecurity solutions and AI, committed to delivering secure, reliable, and innovative services to clients worldwide. Specializing in cybersecurity, program management, and business continuity, Cycurion harnesses its AI-enhanced ARx platform and expert team to empower clients and safeguard their operations. Along with its subsidiaries, Axxum Technologies LLC, Cloudburst Security LLC, and Cycurion Innovation, Inc., Cycurion serves government, healthcare, and corporate clients committed to securing the digital future. For more information, visit www.cycurion.com.

Forward-Looking Statements

This press release contains forward-looking statements as defined in the Private Securities Litigation Reform Act of 1995, including, but not limited to, statements relating to the operations and prospective growth of Cycurion’s business.

Certain statements in this press release that are not historical facts are forward-looking statements within the meaning of Section 27A of the Securities Exchange Act of 1934, as amended. Any statements contained in this press release that are not statements of historical fact may be deemed forward-looking statements. Such statements include, but are not limited to, statements regarding the anticipated closing of the offering; the Company’s anticipated use of proceeds from the offering; the acceleration of the Company’s inorganic growth strategy; the continued execution on the Company’s backlog; and other statements that are not historical facts, including statements which may be accompanied by words such as “continue,” “will,” “may,” “could,” “should,” “expect,” “expected,” “plans,” “intend,” “anticipate,” “believe,” “estimate,” “predict,” “potential,” and similar expressions are intended to identify such forward-looking statements. All forward-looking statements involve significant risks and uncertainties that could cause actual results to differ materially from those expressed or implied in the forward-looking statements, many of which are generally outside the control of Cycurion and are difficult to predict. Examples of such risks and uncertainties include, but are not limited to, the outcomes of the Company’s investigations, any potential legal proceedings, or the future performance of the Company’s stock. Additional factors that could cause actual results to differ materially from those expressed or implied in the forward-looking statements can be found in the most recent annual report on Form 10-K, quarterly reports on Form 10-Q, and current reports on Form 8-K filed by Cycurion with the U.S. Securities and Exchange Commission. Cycurion anticipates that subsequent events and developments may cause its plans, intentions, and expectations to change. Cycurion assumes no obligation, and it specifically disclaims any intention or obligation, to update any forward-looking statements, whether as a result of new information, future events, or otherwise, except as expressly required by law. Forward-looking statements speak only as of the date they are made and should not be relied upon as representing Cycurion’s plans and expectations as of any subsequent date.

Cycurion Investor Relations:
(888) 341-6680
investors@cycurion.com

Cycurion Media Relations:
(888) 341-6680
media@cycurion.com

2